[GRAPHIC OMITTED]



                             The Chapman Funds, Inc.
                                  Annual Report
                                October 31, 2002



                                 DEM EQUITY FUND



                           A Domestic Emerging Markets
                             Investment Opportunity

A MESSAGE TO OUR SHAREHOLDERS

     We are pleased to provide our annual report for shareholders of the DEM Equity Fund for the period ended October 31, 2002.

     The DEM Equity Fund, which was launched on April 8, 1998, pioneered the "Domestic Emerging Markets" segment, which we believe offers exciting opportunities for investment. The Domestic Emerging Markets market segment is comprised of companies ("DEM Companies") that are controlled by African Americans, Asian Americans, Hispanic Americans or women and that are located in the United States and its territories (the "DEM profile").

     DEM Equity Fund, a non-diversified portfolio, seeks aggressive long-term growth through capital appreciation. The Fund invests in companies that we believe are positioned for growth within the Domestic Emerging Market segment. The Fund considers both capital appreciation and income in the selection of investments, but we place primary emphasis on capital appreciation.

PERFORMANCE REVIEW

     We have not seen much improvement in the equity markets for most of the year ended October 31, 2002. The markets took a decidedly negative turn in January and generally trended lower until early October. During the first week of October 2002, the S&P 500 was approximately 34% below the high achieved in January. The major indices have all posted double-digit declines over the last twelve months. Economic growth slowed during the year. For the three months ended June 30, 2002, economic output grew at a 1.1% annual rate, a dramatic decline from the 5% recorded for the prior three months.

     The graph below presents the performance comparison of the DEM Equity Fund. Since the Fund's inception in April 1998, a $10,000 initial investment in the Fund's Investor Shares would have declined to $8,386 (including maximum sales charge of 4.75%), and a $10,000 initial investment in the Fund's Institutional Shares would have declined to $9,035. In comparison, the same initial investment in the Russell 2000 Growth Index for the same period would have declined to $6,318.

                             PERFORMANCE COMPARISON

Russell 2000 Growth Index      $11,077   10,000   11,077   1,077.00   10.77
DEM Index                      $12,739   10,000   12,739   2,739.14    7.55
DEM Index Inst'l Shares        $10,886   10,000   10,886     886.00    8.86
DEM Index Investor Shares      $10,369    9,525   10,369     843.92    8.86


          NOTE: PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

                           TOTAL RETURN (NET OF FEES)
                       FOR PERIOD ENDED OCTOBER 31, 20002

                                1 YEAR               AVERAGE ANNUAL
                                 ENDED              SINCE INCEPTION*

INVESTOR SHARES
(WITH SALES CHARGE)            -24.78%                    -3.78%
(WITHOUT SALES CHARGE)         -21.03%                    -2.75%

INSTITUTIONAL SHARES           -20.55%                    -2.20%

RUSSELL 2000 GROWTH            -21.56%                    -9.57%

     The table on the prior page presents the total return of the Fund and its benchmark, the Russell 2000 Growth Index. In this difficult environment over the past year, our Investor and Institutional shares declined 24.8% (excluding sales charge) and 20.6%, respectively. Our benchmark, the Russell 2000 growth index declined 21.6% over the same period. The Fund's average return since inception (April 8, 1998) better reflects our long-term growth strategy relative to the market. During that period, the Fund's average annual return for Investor (excluding sales charge) and Institutional shares declined 2.8% and 2.2%, respectively, versus a decline of 9.6% for the Russell 2000 Growth Index. The DEM Equity Fund total net assets were $9,450,055 as of October 31, 2002.


PORTFOLIO HIGHLIGHTS

TOP TEN PORTFOLIO HOLDINGS AS OF 10/31/02

STOCK                                   % OF TOTAL NET ASSETS
-------------------------------------------------------------
Pediatrix                                       8.5%
Golden West                                     7.3
Popular, Inc.                                   6.9
R&G Financial Corporation                       6.5
Doral Financial Corporation                     6.4
Wet Seal, Inc.                                  5.3
Oriental Financial Group, Inc.                  4.6
Univision Communications, Inc.                  4.1
First Bank Puerto Rico                          4.0
Ethan Allen Interiors, Inc.                     3.7

ECONOMIC REVIEW

     Going into 2003, we must face the question of whether the economic recovery has stalled. We cannot ignore the economic data, nor can we wish it away. We have come to rely on consumer spending, which accounts for roughly two thirds of economic activity, to spur growth. But even a resilient consumer can become discouraged. Layoffs continue and personal savings rates are still well below the beginning of the year. The ongoing discussion with respect to a war with the Iraqi regime has also raised great concerns about the economy and has helped to push consumer confidence to the lowest level since 1993.
     On the heels of accounting scandals and continued corporate scrutiny, investor confidence in corporate America and the equity markets are probably at an all time low. Funds continued to flow out of equity mutual funds throughout the year.
     On the manufacturing side, the commerce department reported a significant decrease in durable goods orders, down 5.9% in September. Business investment, a crucial component for economic recovery has not returned. Within the durable goods numbers, a key metric is non-defense capital goods spending, which posted its largest drop since 1997.
     We believe corporations took a more cautious approach for a number of reasons. Given the significant level of economic uncertainty, many have not completely ruled out the illusive double dip recession and consequently have delayed spending. Business confidence has been stretched as a result of the financial shenanigans, warmongering and the pressure to increase the bottom line.
     The low interest environment has been a significant benefit for some sectors of the economy; particularly financial services, the auto industry and the housing market. The housing market remains relatively strong for both new and existing homes. Given the weak equity markets, housing has been one of the strongest investments for consumers. Additionally, lower rates, we believe, have fueled consumer spending as homeowners refinanced and took money out of their properties, some of which was plowed back into the economy. The decline in consumer confidence has discouraged, but not significantly impeded consumer spending throughout the year.

SUMMARY

     In late November 2002, the DEM Equity Fund's assets declined to a level where it would be subjected to a material increase in its expense ratio. Consequently, management proposed that the board of directors approve the immediate liquidation of the Fund. The board approved the proposal and the final valuation of the Fund's assets will be determined, and the proceeds will be distributed to each shareholder.

     We thank you for your confidence and the opportunity to continue earning your business


                                       Sincerely,


                                       Nathan A. Chapman, Jr.
                                       President

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2002

(SHOWING PERCENTAGE OF TOTAL VALUE OF NET ASSETS)

                                                   MARKET VALUE
SHARES                                               (NOTE 2)
-------                                            ------------

           COMMON STOCK--92.7%
           CONSUMER DISCRETIONARY--20.4%
           Consumer Products
20,000     Movado Group ........................    $  341,200
           Furniture
10,995     Ethan Allen Interiors ...............       352,390
           Media/Publishing
15,000     Univision Communications + ..........       388,650
           Retailers
42,831     Wet Seal, Class A + .................       498,553
           Software & Technology Service
18,000     Renaissance Learning + ..............       350,640
                                                    ----------
           Total Consumer Discretionary              1,931,433
                                                    ----------
           FINANCIAL SERVICES--39.0%
           Banks
 5,000     Carver Bancorp ......................        54,500
15,000     First Bank Puerto Rico ..............       375,450
10,000     Golden West Financial ...............       690,600
 1,562     International Bancshares ............        57,013
20,000     Popular .............................       647,800
           Financial Services
22,900     Doral Financial .....................       601,354
18,425     Oriental Financial Group ............       430,224
25,750     R&G Financial, Class B ..............       615,167
           Software & Technology Service
15,000     Advent Software .....................       211,650
                                                    ----------
           Total Financial Services                  3,683,758
                                                    ----------
           HEALTH CARE--16.3%
           Health Care Management Services
 7,000     Lifepoint Hospitals .................       219,450
10,000     Province Healthcare .................       130,500
20,000     Pediatrix Medical Group .............       800,000
           Medical Products
 8,000     ICU Medical .........................       310,000
 3,750     Option Care .........................        29,250
           Pharmaceutical
13,500     First Horizon Pharmaceutical ........        49,545
                                                    ----------
           Total Health Care                         1,538,745
                                                    ----------

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2002 -- CONCLUDED

                                                                    MARKET VALUE
  SHARES                                                              (NOTE 2)
-----------                                                         ------------

              COMMON STOCK--CONTINUED
              PRODUCER DURABLE--4.9%
              Communications
    43,250    Mastec .............................................   $  112,017
              Retail
    13,750    Electronics Boutique Holdings ......................      346,514
                                                                     ----------
              Total Producer Durable                                    458,531
                                                                     ----------
              TECHNOLOGY--12.1%
              Software & Technology Services
    30,000    Autodesk + .........................................      351,000
    10,000    Computer Associates International + ................      148,600
     9,000    NETIQ ..............................................      126,990
     8,500    WEBEX Communication ................................      133,280
              Technology
    27,000    Nvidia .............................................      321,300
    29,000    Solectron ..........................................       65,250
                                                                     ----------
              Total Technology                                        1,146,420
                                                                     ----------
              Total Common Stock (Cost $10,699,120)                   8,758,887
                                                                     ----------
PRINCIPAL
 AMOUNT
---------
              SHORT-TERM INVESTMENTS--7.7%
              MONEY MARKET ACCOUNT--7.7%
$733,011      UMB Money Market Fiduciary Account .................      733,011
                                                                     ----------
              Total Short-Term Investments (Cost $733,011)........      733,011
                                                                     ----------
              Total Investments (Cost $11,432,131)-100.4%.........    9,491,898
              Other Assets and Liabilities, net-(0.4%) ...........      (41,843)
                                                                     ----------
              Net assets--100.0% .................................   $9,450,055
                                                                     ==========

+ Non-income producing security for the twelve months ended October 31, 2002.

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2002

ASSETS:
Investments in securities at value (cost $10,699,120) .........    $  8,758,887
Short-term investments ........................................         733,011
Receivable for shares sold ....................................             759
Interest and dividends receivable .............................             186
Prepaid expenses ..............................................          12,678
Other assets ..................................................           8,803
                                                                   ------------
Total assets ..................................................       9,514,324
                                                                   ------------
LIABILITIES:
Payable for shares repurchased ................................           4,346
Due to Advisor ................................................           6,788
Accrued expenses ..............................................          53,135
                                                                   ------------
Total liabilities .............................................          64,269
                                                                   ------------
NET ASSETS ....................................................    $  9,450,055
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ...............................................    $ 16,462,040
Accumulated net realized loss on investments ..................      (5,071,752)
Net unrealized depreciation of investments ....................      (1,940,233)
                                                                   ------------
NET ASSETS ....................................................    $  9,450,055
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER:
 Institutional Shares:
 ($9,085,023 / 703,781 shares outstanding) ....................    $      12.91
                                                                   ============
 Investor Shares:
 ($365,032 / 29,008 shares outstanding) .......................    $      12.58
                                                                   ============
OFFERING PRICE PER INVESTOR SHARES:
 Net asset value ..............................................    $      12.58
 Sales Charge (maximum of 4.75% of offering price) ............             .63
                                                                   ------------
 Offering price ...............................................    $      13.21
                                                                   ============

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2002

INVESTMENT INCOME:
 Dividends ...............................................................    $     57,877
 Interest ................................................................           2,737
                                                                              ------------
   Total investment income ...............................................          60,614
                                                                              ------------
EXPENSES:
 Management and administrative fees ......................................         127,869
 Distribution fees:
 Institutional Shares ....................................................          29,154
 Investor Shares .........................................................           2,582
 Stockholder service fee -- Investor Shares ..............................           1,291
 Transfer agent fees .....................................................         127,239
 Fund accounting fees ....................................................          36,720
 Registration fees .......................................................          25,965
 Professional fees .......................................................          33,877
 Shareholder reports .....................................................          13,893
 Custody fees ............................................................           6,648
 Directors fees ..........................................................           7,840
 Other ...................................................................          42,206
                                                                              ------------
   Total expenses before reimbursement/waiver ............................         455,284
   Expenses reimbursed/waived ............................................        (167,347)
                                                                              ------------
   Net expenses ..........................................................         287,937
                                                                              ------------
Net investment loss ......................................................        (227,323)
                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss on investment transactions ............................        (316,508)
 Net change in unrealized appreciation/depreciation of investments .......      (1,986,907)
                                                                              ------------
   Net realized and unrealized loss on investments .......................      (2,303,415)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................    $ (2,530,738)
                                                                              ============

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE YEAR       FOR THE YEAR
                                                                                  ENDED             ENDED
                                                                            OCTOBER 31, 2002   OCTOBER 31, 2001
                                                                            ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss .....................................................    $   (227,323)     $     (67,141)
 Net realized loss on investment transactions ............................        (316,508)        (4,563,827)
 Net change in unrealized appreciation/depreciation of investments .......      (1,986,907)       (13,039,492)
                                                                              ------------      -------------
 Net decrease in net assets from operations ..............................      (2,530,738)       (17,670,460)
                                                                              ------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
 Proceeds from shares sold:
   Institutional Shares ..................................................       2,166,646         12,637,778
   Investor Shares .......................................................          84,786            231,488
                                                                              ------------      -------------
   Total proceeds from shares sold .......................................       2,251,432         12,869,266
                                                                              ------------      -------------
 Cost of shares repurchased:
   Institutional Shares ..................................................      (2,212,325)       (18,107,212)
   Investor Shares .......................................................        (201,048)          (182,392)
                                                                              ------------      -------------
   Total cost of shares repurchased ......................................      (2,413,373)       (18,289,604)
                                                                              ------------      -------------
   Decrease in net assets from capital share transactions ................        (161,941)        (5,420,338)
                                                                              ------------      -------------
 Total decrease in net assets ............................................      (2,692,679)       (23,090,798)
NET ASSETS:
 Beginning of year .......................................................      12,142,734         35,233,532
                                                                              ------------      -------------
 End of year .............................................................    $  9,450,055      $  12,142,734
                                                                              ============      =============

See notes to financial statements

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. It should be read in conjunction with financial statements and notes thereto.

                                                                          INSTITUTIONAL SHARES
                                              ----------------------------------------------------------------------------
                                              FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   APRIL 8, 1998(1)
                                                  ENDED          ENDED          ENDED          ENDED         THROUGH
                                               OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                                  2002           2001           2000           1999            1998
                                              ------------   ------------   ------------   ------------   ----------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year ........    $  16.25       $  29.11       $ 20.37        $ 11.58        $  14.29
                                                --------       --------       -------        -------        --------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
 Net investment loss(2) ....................        (.30)          (.04)         (.24)          (.40)           (.29)
 Net realized and unrealized gain (loss)
   on investments ..........................       (3.04)        (12.82)         8.98           9.19           (2.42)
                                                --------       --------       -------        -------        --------
 Total from investment operations ..........       (3.34)        (12.86)         8.74           8.79           (2.71)
                                                --------       --------       -------        -------        --------
DISTRIBUTIONS:
 From net investment income ................          --             --            --             --              --
 From net realized gains on investments               --             --            --             --              --
                                                --------       --------       -------        -------        --------
 Total distributions .......................          --             --            --             --              --
                                                --------       --------       -------        -------        --------
 Net asset value, end of year ..............    $  12.91       $  16.25       $ 29.11        $ 20.37        $  11.58
                                                ========       ========       =======        =======        ========
TOTAL RETURN(3) ............................      (20.55)%       (44.18)%       42.91%         75.91%         (18.96)%
RATIOS / SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
 Expenses net of
   reimbursement/waivers ...................        2.34%          1.25%         1.52%          2.97%           4.30%
 Expenses prior to
   reimbursement/waivers ...................        3.72%          2.00%         2.36%          3.00%           4.30%
 Net investment loss .......................       (1.84)%        (0.20)%       (0.78)%        (2.64)%         (4.06)%
SUPPLEMENTAL DATA:
 Net Assets, end of period (000
   omitted) ................................    $  9,085       $ 11,569       $34,252        $17,006        $  8,107
 Portfolio turnover rate ...................          15%            64%           31%            17%             18%


See notes to financial statements

--------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized.
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions).

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. It should be read in conjunction with financial statements and notes thereto.

                                                                         INVESTOR SHARES
                                          -----------------------------------------------------------------------------
                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   APRIL 8, 1998(1)
                                               ENDED          ENDED          ENDED          ENDED         THROUGH
                                            OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                               2002           2001           2000           1999            1998
                                           ------------   ------------   ------------   ------------   ----------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year .....    $  15.93       $  28.75       $ 20.29        $ 11.58        $  14.29
                                             --------       --------       -------        -------        --------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
 Net investment loss(2) .................        (.38)          (.20)         (.45)          (.45)           (.29)
 Net realized and unrealized gain
   (loss) on investments ................       (2.97)        (12.62)         8.91           9.16           (2.42)
                                             --------       --------       -------        -------        --------
 Total from investment operations .......       (3.35)        (12.82)         8.46           8.71           (2.71)
                                             --------       --------       -------        -------        --------
DISTRIBUTIONS:
 From net investment income .............          --             --            --             --              --
 From net realized gains on
   investments ..........................          --             --            --             --              --
                                             --------       --------       -------        -------        --------
 Total distributions ....................          --             --            --             --              --
                                             --------       --------       -------        -------        --------
 Net asset value, end of year ...........    $  12.58       $  15.93       $ 28.75        $ 20.29        $  11.58
                                             ========       ========       =======        =======        ========
TOTAL RETURN(3) .........................      (21.03)%       (44.59)%       41.69%         75.21%         (18.96)%
RATIOS / SUPPLEMENTAL DATA:
RATIOS TO AVERAGE NET ASSETS:
 Expenses net of reimbursement
   /waivers .............................        2.86%          2.00%         2.59%          3.25%           4.55%
 Expenses prior to reimbursement
   /waivers .............................        4.18%          2.57%         3.20%          3.50%           4.80%
 Net investment loss ....................       (2.37)%        (0.97)%       (1.47)%        (2.90)%         (4.31)%
SUPPLEMENTAL DATA:
 Net Assets, end of period
   (000 omitted) ........................    $    365       $    573       $   981        $   421        $     45
 Portfolio turnover rate ................          15%            64%           31%            17%             18%

See notes to financial statements

--------------------
(1) Commencement of operations. Ratios have been annualized and total return has not been annualized.
(2) Net investment loss per share was calculated using the average shares method.
(3) Total Return represents the return that an investor would have earned or lost on an investment in the Fund (assuming investment in the Fund the first day of the fiscal year, and reinvestment of all dividends and distributions), excluding the effect of any sales charge.

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002


NOTE 1 -- GENERAL

The Chapman Funds, Inc. (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Company currently offers two series; DEM Equity Fund and The Chapman U.S. Treasury Money Fund. These financial statements pertain to the DEM Equity Fund (the "Fund"). The Fund offers two classes of shares, Institutional Shares and Investor Shares. The Institutional Shares are sold without a sales load, and the Investor Shares have a maximum 4.75% front-end sales load.

The Fund is a non-diversified portfolio that seeks aggressive long-term growth through capital appreciation from investments in companies that are located in the United States and its territories and that are controlled by African Americans, Asian Americans, Hispanic Americans or women.

On December 12, 2002, the Fund's Board of Directors approved the liquidation of the Fund (see Note 7).


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation -- Portfolio securities primarily traded on an exchange are valued at the last quoted sales price for that day. Securities traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then over-the-counter securities are valued through valuations obtained from an independent pricing service or as determined in good faith by the Board of Directors. Investments in short-term securities having a maturity of 60 days or less are valued at amortized cost.

Federal Income Taxes -- No provision for federal income taxes has been made since the Fund intends to continue to qualify as a Regulated Investment Company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. As of October 31, 2002, the Fund had an accumulated deficit for federal income tax purposes of $7,011,985, which was comprised of capital loss carryforwards of $5,071,752 and net unrealized depreciation of investments of $1,940,233. The capital loss carryforwards expire as follows: $82,374 in 2007; $4,672,869 in 2009; and $316,509 in 2010.

Distributions to stockholders -- Distributions to shareholders of the Fund from net investment income, if any, are declared and paid quarterly. Distributions from net realized gains, if any, are declared and paid annually in December.

Securities Transactions, Investment Income, Distributions, and Other -- The Fund accounts for security transactions on a trade date basis. Realized gains and losses on sales of securities are determined using the specific identification method for both financial and income tax reporting purposes. Interest income and expenses are recorded on an accrual basis. Income and common expenses are allocated on a daily basis to each class based on its respective net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- CONTINUED


NOTE 3 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Chapman Capital Management, Inc. ("CCM") is the investment adviser for the Fund. The Fund pays CCM an advisory fee at an annual rate of .90% of the Fund's average daily net assets, and an administration fee at an annual rate of .15% of the Fund's average daily net assets.

Effective June 1, 2002, the Board of Directors of The Chapman Funds voted to terminate the Expense Limitation Agreement between The Chapman Funds and CCM. Prior to June 1, 2002, CCM had agreed to contractually limit the total annual operating expenses (excluding income, excise and other taxes and extraordinary expenses) of the Fund to 1.25% and 2.00% of average daily net assets of the Institutional Shares and Investor Shares, respectively. Prior to March 19, 2000, CCM voluntarily agreed to limit such expenses to 2.00% and 3.00% of average daily net assets of Institutional Shares and Investor Shares, respectively.

PFPC, Inc. ("PFPC"), serves as the Funds' Transfer and Dividend Paying Agent and Accounting Agent pursuant to an Investment Company Services Agreement. As compensation for transfer agent services, the Fund pays PFPC an account fee plus an additional class fee. As compensation for accounting services, the Fund pays PFPC a fee based on its average daily net assets plus an additional class fee.

Pursuant to Rule 12b-1 under the 1940 Act, The Chapman Co., an affiliate of CCM and the distributor of the Fund (the "Distributor"), receives a fee under the Investor Shares Distribution Plan for stockholder and distribution services at an annual rate of .75% (up to .25% stockholder service fee and .50% distribution fee) of the average daily net assets of the Fund attributable to the Investor Shares. The Distributor has voluntarily limited such fee of the Fund to an aggregate of .50% of average daily net assets (up to .25% stockholder service fee and .25% distribution fee). These voluntary limits are not contractual and could change. For the year ended October 31, 2002, total distribution fees waived were $1,289. The Distributor also receives a fee under the Institutional Shares Distribution Plan for stockholder administrative and distribution services at an annual rate of .25% of the average daily net assets of the Fund attributable to the Institutional Shares. At October 31, 2002, expenses payable to The Chapman Co. for the Fund's distribution services were $1,292.

For the year ended October 31, 2002, The Chapman Co., earned commissions on sales of Investor Shares of the Fund amounting to $4,027, and received brokerage commissions related to Fund portfolio transactions of $5,850.


NOTE 4 -- CAPITAL SHARE TRANSACTIONS

The Company is authorized to issue 10 billion full and fractional shares of common stock, par value $.001 per share, of which 1 billion shares have been designated for each of the Fund's classes.

THE CHAPMAN FUNDS, INC.

DEM EQUITY FUND

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2002 -- CONCLUDED


Transactions in shares of the respective classes were as follows:

                                                FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                 OCTOBER 31, 2002       OCTOBER 31, 2001
                                                ------------------     ------------------
Shares sold:
 Institutional Shares ......................          137,405                 609,682
 Investor Shares ...........................            5,356                  11,021
Shares repurchased:
 Institutional Shares ......................         (145,410)             (1,074,484)
 Investor Shares ...........................          (12,338)                 (9,174)
                                                     --------              ----------
Net decrease in shares outstanding .........          (14,987)               (462,955)
                                                     ========              ==========


NOTE 5 -- INVESTMENT TRANSACTIONS

Excluding short-term obligations, purchases of investment securities and proceeds from sales during the year ending October 31, 2002 were as follows:

    COST OF PURCHASES       PROCEEDS FROM SALES
    -----------------       -------------------
       $2,809,529               $1,351,149

The following balances are as of October 31, 2002:

                        TAX BASIS NET     TAX BASIS GROSS     TAX BASIS GROSS
  COST FOR FEDERAL        UNREALIZED         UNREALIZED         UNREALIZED
INCOME TAX PURPOSES      DEPRECIATION       APPRECIATION      (DEPRECIATION)
-------------------     -------------     ---------------     ---------------
    $11,432,131          $(1,940,233)       $1,413,086          $(3,353,319)


NOTE 6 -- DIRECTOR'S FEES AND RELATED PARTIES

Certain officers and directors of the Company are "affiliated persons", as defined in the 1940 Act, of the adviser. For the year ended October 31, 2002, these "affiliated persons" did not receive any compensation from the Company or the Fund.


NOTE 7 -- SUBSEQUENT EVENTS

Subsequent to October 31, 2002, the Fund experienced a significant decline in net assets as a result of several large shareholder redemptions. After considering the immediate impact on the Fund's expense ratio and the prospects for increases in net assets, management proposed, and the Fund's Board of Directors approved, a Plan of Liquidation on behalf of the DEM Equity Fund. During the period from the initial shareholder redemption through the final liquidation of the Fund, CCM has agreed to limit the Fund's expenses for each class to an annual rate of 3.00% of average daily net assets. It is anticipated that the final valuation of the Fund's assets will be determined, and the proceeds will be distributed to shareholders on or about December 31, 2002.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Chapman Funds, Inc. -- DEM Equity Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DEM Equity Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 8, 1998 (commencement of operations) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DEM Equity Fund at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period April 8, 1998 (commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                                      /s/ ERNST & YOUNG LLP


Philadelphia, Pennsylvania
December 13, 2002

BOARD OF DIRECTORS

The table below provides information about the Fund's Board of Directors and Officers, including biographical information about their business experience and information about their relationships with The Chapman Funds, Inc. and it's affiliates. Directors deemed to be "disinterested persons" of the Company for purposes of the 1940 Act are indicated in the chart below.

                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                   PRINCIPAL               IN FUND         OTHER
                                    POSITION HELD   TERM OF OFFICE AND           OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
                                      WITH THE        LENGTH OF TIME             DURING PAST 5             OVERSEEN       HELD BY
NAME, ADDRESS AND AGE                 COMPANY            SERVED*                     YEARS               BY DIRECTOR     DIRECTOR
Dr. Glenda Glover, 48               Director        Time Served -4 yrs    Dean of School of                  6             None
World Trade Center-Baltimore                                              Business, Jackson
401 East Pratt Street, 28th Floor                                         State University
Baltimore, Maryland 21202                                                 since 1994. Chairperson
                                                                          of Accounting
                                                                          Department, Howard
                                                                          University from 1990
                                                                          through 1994.

Wilfred Marshall, 65                Director        Time Served -10 yrs   Principal, Marshall                6             None
World Trade Center-Baltimore                                              Enterprises, a retail
401 East Pratt Street, 28th Floor                                         management firm, since 1994.
Baltimore, Maryland 21202                                                 Director, Mayor's Office of
                                                                          Small Business
                                                                          Assistance-City of
                                                                          Los Angeles 1981 to
                                                                          1994.

Berna Gunn-Williams, 67             Director        Time Served -1 yr     President and CEO of               6             None
World Trade Center-Baltimore                                              Scrupples, Inc., a
401 East Pratt Street, 28th Floor                                         janitorial and
Baltimore, Maryland 21202                                                 security firm
                                                                          located in
                                                                          Washington, D.C.,
                                                                          Former Chairperson
                                                                          of The District of
                                                                          Columbia Retirement
                                                                          Board from 1994 to
                                                                          1998.

David Rivers, 57                    Director        Time Served -6 yrs    Director of                        6             None
World Trade Center-Baltimore                                              Community
401 East Pratt Street, 28th Floor                                         Development Medical
Baltimore, Maryland 21202                                                 University of South
                                                                          Carolina
                                                                          Environmental Hazards
                                                                          Assessment Program
                                                                          since 1994; President,
                                                                          Research Planning and
                                                                          Management from 1991
                                                                          to 1994.

Earl U. Bravo, Sr., 53              Secretary and   Time Served -11 yrs   Secretary and                      6             None
World Trade Center-Baltimore        Assistant                             Assistant Treasurer
401 East Pratt Street, 28th Floor   Treasurer                             since 1997 of The
Baltimore, Maryland 21202                                                 Chapman Co.
                                                                          Mr. Bravo has been
                                                                          employed in various
                                                                          senior executive
                                                                          positions with The
                                                                          Chapman Co. and
                                                                          Chapman Capital
                                                                          Management, Inc.
                                                                          since 1990.

                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                   PRINCIPAL               IN FUND         OTHER
                                    POSITION HELD   TERM OF OFFICE AND           OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
                                      WITH THE        LENGTH OF TIME             DURING PAST 5             OVERSEEN       HELD BY
NAME, ADDRESS AND AGE                 COMPANY            SERVED*                     YEARS               BY DIRECTOR     DIRECTOR
M. Lynn Ballard, 58                 Treasurer and   Time Served -11 yrs   Treasurer and                      6             None
World Trade Center-Baltimore        Assistant                             Assistant Secretary
401 East Pratt Street, 28th Floor   Secretary                             since 1997 of The
Baltimore, Maryland 21202                                                 Chapman Co..
                                                                          Ms. Ballard has been
                                                                          employed as a senior
                                                                          financial executive
                                                                          of The Chapman Co.
                                                                          and Chapman Capital
                                                                          Management, Inc.
                                                                          since 1990.

Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated in the chart below.

                                                                                                          NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                   PRINCIPAL               IN FUND         OTHER
                                    POSITION HELD   TERM OF OFFICE AND           OCCUPATION(S)             COMPLEX     DIRECTORSHIPS
                                      WITH THE        LENGTH OF TIME             DURING PAST 5             OVERSEEN       HELD BY
NAME, ADDRESS AND AGE                 COMPANY            SERVED*                     YEARS               BY DIRECTOR     DIRECTOR
Nathan A. Chapman, Jr., 43**        President,      Time Served -12 yrs   President and                      6         Serves as
World Trade Center-Baltimore        Director and                          Director since 1986                          Chairman
401 East Pratt Street, 28th Floor   Chairman of                           of The Chapman Co.                           of the Board
Baltimore, Maryland 21202           the Board                             President and                                of eChapman,
                                                                          Director since 1988                          Inc.
                                                                          of Chapman Capital
                                                                          Management, Inc.

Dr. Benjamin Hooks, 76***           Director        Time Served -11 yrs   Executive Director                 6             None
World Trade Center-Baltimore                                              of the NAACP from
401 East Pratt Street, 28th Floor                                         1993 through 1997.
Baltimore, Maryland 21202                                                 President and CEO
                                                                          of Universal Life
                                                                          Insurance Co.
                                                                          Chairman of the
                                                                          Board of Directors
                                                                          of Minact, Inc.,
                                                                          an affiliate of Job
                                                                          Corps, Inc.

ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-752-1013.

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
     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE
DEM EQUITY FUND AND DEM INDEX FUND PROSPECTUS.

                       ---------------


[GRAPHIC OMITTED]       The                                                               [GRAPHIC OMITTED]
                        Chapman
                        Funds
                        A member of the
                        Chapman Group
                        of Companies


               FOR SHAREHOLDER INQUIRIES CALL
              THE CHAPMAN CO. AT 1-800-752-1013
                             OR
                PFPC, INC. AT 1-800-441-6580                                                DEM EQUITY FUND


             TRANSFER AND DIVIDEND PAYING AGENT
                    AND ACCOUNTING AGENT:
                         PFPC, INC.
                     3200 HORIZON DRIVE
                        PO BOX 61503
                  KING OF PRUSSIA, PA 19406
                       1-800-441-6580

                                                                                          A DOMESTIC EMERGING
                     INVESTMENT ADVISER:                                                  MARKETS INVESTMENT
                                                                                              OPPORTUNITY
              CHAPMAN CAPITAL MANAGEMENT, INC.
                WORLD TRADE CENTER--BALTIMORE
              401 EAST PRATT STREET, 28TH FLOOR
                  BALTIMORE, MARYLAND 21202
                       (410) 625-9656


                         CUSTODIAN:

                       UMB BANK, N.A.                                                    --------------------
                      928 GRAND AVENUE                                                       ANNUAL REPORT
              KANSAS CITY, MISSOURI 64141-6226                                           --------------------


                        DISTRIBUTOR:

                       THE CHAPMAN CO.
                WORLD TRADE CENTER--BALTIMORE
              401 EAST PRATT STREET, 28TH FLOOR
                  BALTIMORE, MARYLAND 21202
                       (410) 625-9656


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